UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2015

GOLDEN ENTERTAINMENT, INC.

_____________________________________________

(Exact name of registrant as specified in its charter)

Minnesota	000-24993	41-1913991

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6595 S Jones Blvd., Las Vegas, Nevada	89118

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 893-7777

Not Applicable

_________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On July 31, 2015, Golden Entertainment, Inc. (the “Company”) acquired Sartini Gaming, Inc., a Nevada corporation (“Sartini Gaming”), through the consummation of the merger of a wholly owned subsidiary of the Company with and into Sartini Gaming, with Sartini Gaming surviving as a wholly owned subsidiary of the Company (the “Merger”), as contemplated by that certain Agreement and Plan of Merger, dated as of January 25, 2015, by and among the Company, LG Acquisition Corporation, a Nevada corporation and wholly owned subsidiary of the Company, Sartini Gaming and The Blake L. Sartini and Delise F. Sartini Family Trust, as sole shareholder of Sartini Gaming (as amended, the “Merger Agreement”).

On August 4, 2015, the Company filed a Current Report on Form 8-K (the “Initial Form 8-K”) with the Securities and Exchange Commission (the “SEC”) disclosing that it had consummated the Merger and that the financial statements required by Item 9.01(a) and the pro forma financial information required by Item 9.01(b) of Form 8-K would be filed by amendment. This Amendment No. 1 to Current Report on Form 8-K (this “Amended Form 8-K”) contains the required financial statements and pro forma financial information.

This Amended Form 8-K should be read in conjunction with the Initial Form 8-K and the Company’s other filings with the SEC. Except as stated herein, this Amended Form 8-K does not reflect events occurring after the filing of the Initial Form 8-K with the SEC on August 4, 2015 and no attempt has been made in this Amended Form 8-K to modify or update other disclosures as presented in the Initial Form 8-K.

Item 9.01.     Financial Statements and Exhibits.

(a)	Financial statements of business acquired

1.	The following audited consolidated financial statements of Sartini Gaming are filed as Exhibit 99.1 hereto and incorporated herein by reference:

(i)	Independent Auditor’s Report

(ii)	Consolidated Balance Sheets as of December 31, 2014 and 2013

(iii)	Consolidated Statements of Income for the years ended December 31, 2014, 2013 and 2012

(iv)	Consolidated Statements of Stockholder’s Deficit for the years ended December 31, 2014, 2013 and 2012

(v)	Consolidated Statements of Cash Flows for the years ended December 31, 2014, 2013 and 2012

(vi)	Notes to Consolidated Financial Statements

2.	The following unaudited consolidated financial statements of Sartini Gaming are filed as Exhibit 99.2 hereto and incorporated herein by reference:

(i)	Consolidated Balance Sheets as of June 30, 2015 and December 31, 2014

(ii)	Consolidated Statements of Operations for the six-month periods ended June 30, 2015 and 2014

(iii)	Consolidated Statements of Stockholder’s Deficit for the six-month periods ended June 30, 2015 and 2014

(iv)	Consolidated Statements of Cash Flows for the six-month periods ended June 30, 2015 and 2014

(v)	Notes to Consolidated Financial Statements

(b)	Pro forma financial information

The following unaudited pro forma condensed combined financial information is furnished as Exhibit 99.3 hereto and incorporated herein by reference:

(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 28, 2015

(ii)	Unaudited Pro Forma Condensed Combined Statements of Operations for the year ended December 28, 2014 and the six months ended June 28, 2015

(iii)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements

(c)	Not applicable

(d)	Exhibits

23.1	Consent of McGladrey LLP, dated October 14, 2015

99.1	Audited consolidated financial statements of Sartini Gaming, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.2	Unaudited consolidated financial statements of Sartini Gaming, Inc. as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014 and the notes related thereto

99.3

Unaudited pro forma condensed combined financial statements of Golden Entertainment, Inc. and Sartini Gaming, Inc. for the year ended December 28, 2014 and as of and for the six months ended June 28, 2015 and the notes related thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLDEN ENTERTAINMENT, INC. (Registrant)

Date: October 16, 2015	/s/ Matthew W. Flandermeyer
	Name:	Matthew W. Flandermeyer
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of McGladrey LLP, dated October 14, 2015

99.1	Audited consolidated financial statements of Sartini Gaming, Inc. as of December 31, 2014 and 2013 and for the years ended December 31, 2014, 2013 and 2012 and the notes related thereto

99.2	Unaudited consolidated financial statements of Sartini Gaming, Inc. as of June 30, 2015 and December 31, 2014 and for the six months ended June 30, 2015 and 2014 and the notes related thereto

99.3

Unaudited pro forma condensed combined financial statements of Golden Entertainment, Inc. and Sartini Gaming, Inc. for the year ended December 28, 2014 and as of and for the six months ended June 28, 2015 and the notes related thereto

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